               POWER OF ATTORNEY

     Know  all  by  these  presents,  that  the
undersigned  hereby  constitutes  and  appoints
Christine  Gray-Smith,  Nancy  Chen  and   Dana
Melton, with
full    power   of   substitution,    as    the
undersigned's true and lawful attorneys-in-fact
to:

     (1)  prepare, execute in the undersigned's
          name and on the undersigned's behalf,
          and submit to the U.S. Securities and
          Exchange  Commission  (the  "SEC")  a
          Form    ID,    including   amendments
          thereto,   and  any  other  documents
          necessary  or appropriate  to  obtain
          codes  and  passwords  enabling   the
          undersigned   to   make    electronic
          filings   with  the  SEC  of  reports
          required  by  Section  16(a)  of  the
          Securities  Exchange Act of  1934  or
          any rule or regulation of the SEC;

     (2)  execute  for  and on  behalf  of  the
          undersigned,   in  the  undersigned's
          capacity   as   an   officer   and/or
          director   of  CoTherix,  Inc.   (the
          "Company") and/or 10% holder  of  the
          Company's capital stock, Forms 3,  4,
          and     5    in    accordance    with
          Section   16(a)  of  the   Securities
          Exchange  Act of 1934 and  the  rules
          thereunder;

     (3)  do and perform any and all acts for and on behalf of the undersigned w hich may be necessary or desirable to
          complete and execute any such Form 3,
          4,  or  5,  complete and execute  any
          amendment or amendments thereto,  and
          timely  file such form with  the  SEC
          and  any  stock exchange  or  similar
          authority; and

     (4)  take  any  other action of  any  type
          whatsoever  in  connection  with  the
          foregoing  which, in the  opinion  of
          such  attorneys-in-fact,  may  be  of
          benefit to, in the best interest  of,
          or    legally   required   by,    the
          undersigned, it being understood that
          the   documents  executed   by   such
          attorneys-in-fact on  behalf  of  the
          undersigned pursuant to this Power of
          Attorney  shall be in such  form  and
          shall   contain   such   terms    and
          conditions  as such attorneys-in-fact
          may       approve       in       such
          attorneys-in-fact's discretion.

     The undersigned hereby grants to each such attorney-in-fact full power and autho rity  to  do and perform any and every act  and
thing   whatsoever  requisite,  necessary,   or
proper to be done in the exercise of any of the
rights  and powers herein granted, as fully  to
all intents and purposes
as   the  undersigned  might  or  could  do  if
personally   present,  with   full   power   of
substitution  or  revocation, hereby  ratifying
and  confirming all that such attorney-in-fact,
or   such   attorney-in-fact's  substitute   or
substitutes, shall lawfully do or cause  to  be
done  by  virtue of this power of attorney  and
the  rights  and  powers herein  granted.   The
undersigned  acknowledges  that  the  foregoing
attorneys-in-fact, in serving in such  capacity
at  the  request  of the undersigned,  are  not
assuming, nor is the Company assuming,  any  of
the  undersigned's responsibilities  to  comply
with Section 16 of the Securities Exchange  Act
of 1934.

     This Power of Attorney shall remain in full force and effect until the undersign ed  is  no longer required to file Forms 3,  4,
and 5 with respect to
the  undersigned's holdings of and transactions
in  securities  issued by the  Company,  unless
earlier revoked by the undersigned in a  signed
writing     delivered    to    the    foregoing
attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be exec uted as of this 30th day of August, 2004.

                                /s/ Tom Feldman

                                      Signature

                                    Tom Feldman
                                          Print
                                           Name